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                                  SCHEDULE 13D
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CUSIP NO. 629579 20 02                              Page 16 of 16 Pages
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                                   EXHIBIT 10
                                   ----------

                  Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of the undersigned.

Dated:  January 10, 1997

                              Name:  CTR FAMILY ASSOCIATES, L.P.

                               By:     RANKIN MANAGEMENT, INC.,
                                       its Managing Partner


                               By: /s/ Alfred M. Rankin, Jr.
                                   --------------------------------------------
                                       Alfred M. Rankin, Jr., President

                              Name:  RANKIN MANAGEMENT, INC.


                               By: /s/ Alfred M. Rankin, Jr.
                                   --------------------------------------------
                                       Alfred M. Rankin, Jr., President


                              /s/ Alfred M. Rankin, Jr.
                              -------------------------------------------------
                              Name:  ALFRED M. RANKIN, JR.

                              Name:  RANKIN MANAGEMENT, INC.


                              By:  /s/ Alfred M. Rankin, Jr.
                                   --------------------------------------------
                                     Alfred M. Rankin, Jr., President

                                     Attorney-in-Fact for Clara L. T. Rankin*
                                     Attorney-in-Fact for Victoire G. Rankin*
                                     Attorney-in-Fact for Thomas T. Rankin*
                                     Attorney-in-Fact for Claiborne R. Rankin*
                                     Attorney-in-Fact for Roger F. Rankin*
                                     Attorney-in-Fact for Bruce T. Rankin*


---------------------------------
* The powers of attorney authorizing the above-named person to act on behalf of each of the foregoing Reporting Persons are included in
         Exhibit 2 at page 16 of such Exhibit and in Exhibit 4 at pages 28 through 29 of such Exhibit.